Exhibit 99.3 Fiscal 2022 Fourth Quarter Earnings Conference Call /////// August 16, 2022 © 2022. All rights reserved. | Premier Inc. | 1

Forward-looking Statements and Non-GAAP Financial Measures Forward-looking statements– Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, such as those related to our ability to advance our long-term strategies, our ability to achieve fiscal 2023 guidance and multi-year compound annual growth targets for total net revenue, adjusted EBITDA and adjusted EPS, our continued ability to address the evolving healthcare trends in supply chain, staffing, technology-enablement and artificial intelligence, the impact of a shift to enterprise-level analytics agreements and our ability to replace converted SaaS-based revenue from existing members, the impact of our investments in adjacent markets businesses, our future organic growth and acquisition strategies, the impact of our subsidiary reorganization on our expected effective income tax rate, the payment of dividends at current levels, or at all, the timing and number of shares repurchased under our share repurchase program, the statements under the heading “Fiscal 2023 Guidance” and the key assumptions underlying fiscal 2023 guidance, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “remains committed to,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of Premier’s Form 10-K for the year ended June 30, 2022, expected to be filed with the SEC shortly after the date of this presentation, and also available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures– This presentation and accompanying webcast includes certain “adjusted” or “non-GAAP” financial measures as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation. © 2022. All rights reserved. | Premier Inc. | 2

Overview Financial and Michael J. Alkire Operational Review President and Craig McKasson Chief Executive Officer Chief Administrative and Chief Financial Officer © 2022. All rights reserved. | Premier Inc. | 3

Advancing Multi-Year Growth Strategy

Grow and Deepen Relationships

Demonstrating differentiated solutions and value for market

Annual C-Suite Satisfaction Survey Results

>90% health systems view Premier as strategic partner

All-time high Net Promoter Score >70

Overall satisfaction in high-90% range

Build and Strengthen Capabilities

Delivering on needs of members and other customers

Leveraging technology-enabled purchasing program for non-acute healthcare to further capture member spend

Delivered year-over-year double-digit growth in non-acute group purchasing business in FY2022[(1)]

Create and Deliver Innovative Solutions

Launched two new brands (PINC AI™ and Remitra™) in past 14 months

Achieved key milestone ahead of schedule in strategic roadmap through launch of Remitra Cash Flow Optimizer (CFO)

Expect to add more suppliers and providers to Remitra platform in FY2023 to drive growth

Expand into Adjacent Markets

Adjacent markets businesses grew ~30% on combined basis year over year[(1)]

Contigo Health
Year-over-year revenue and participant growth of nearly 30%[(1)]

Expect number of participants to grow 20% to 30% in FY2023[(2)]

PINC AI™ Applied Sciences
Expanded partnerships in FY2022

Expect further growth in FY2023

(1) Compared with Fiscal 2021
(2) Compared with Fiscal 2022

© 2022. All rights reserved. | Premier Inc. | 4

Fiscal 4Q22 Financial Highlights (Compared with fiscal 2022 fourth quarter) • As expected, total net revenue decreased 29% to $340.7 million due to continued normalization resulting from COVID-19 pandemic • GAAP net income of $30.7 million, or $0.25 per fully diluted share • Supply Chain Services segment net revenue decreased 40% to $232.7 million ‒ Products revenue decrease of 70% due to continued normalization of demand and pricing of PPE and other supplies ‒ Net administrative fees revenue increased 3% • Performance Services segment net revenue increased 18% to $108.0 million • Adjusted EBITDA* increased 5% to $122.8 million • Adjusted net income* decreased 1% to $73.5 million • Adjusted earnings per share* increased 2% to $0.61 *Refer to Appendix for adjusted EBITDA, adjusted net income, adjusted earnings per share reconciliations to GAAP equivalents. © 2022. All rights reserved. | Premier Inc. | 5

Strong Financial Position with Flexible Balance Sheet (As of June 30, 2022) Cash flow from operations of $444.2 million Free cash flow* of $260.8 million Cash and cash equivalents of $86.1 million Outstanding borrowings of $150.0 million on $1.0 billion, five-year unsecured, revolving credit facility *See free cash flow reconciliation to GAAP equivalent in Appendix. • Reinvestment in organic growth Balanced • Targeted acquisitions and investments to support strategic goals approach to • Repurchased $250.0 million in Class A common stock and paid capital deployment quarterly dividends to stockholders totaling $96.5 million during fiscal 2022 priorities ‒ Board of Directors increased quarterly cash dividend to $0.21 per share payable on September 15, 2022, to stockholders of record as of September 1, 2022 © 2022. All rights reserved. | Premier Inc. | 6

Fiscal 2023 Guidance Fiscal 2023 Guidance Range Guidance Metric (as of August 16, 2022) Segment Net Revenue: Supply Chain Services $950 million to $1.0 billion Performance Services $430 million to $450 million Total Net Revenue $1.38 billion to $1.45 billion Adjusted EBITDA* $510 million to $530 million Adjusted EPS* $2.63 to $2.75 Fiscal 2023 guidance is based on the realization of the following key assumptions: • Net administrative fees revenue of $620 million to $640 million • Direct sourcing products revenue of $315 million to $345 million • Net revenue available under contract represents approximately 80% to 86% of the fiscal 2023 guidance range • Capital expenditures of $90 million to $100 million • Effective income tax rate in the range of 26% to 27% • Free cash flow approximating 45% to 55% of adjusted EBITDA • Does not include the effect of any potential future significant acquisitions or share repurchases • Adjusted for impact of the COVID-19 pandemic, Premier’s fiscal-2023 growth expectations are in line with its previously communicated multi-year, compound annual growth rate targets of mid-to-high single digits for consolidated net revenue, adjusted EBITDA and adjusted EPS. * Premier does not provide a reconciliation of non-GAAP forward-looking guidance as certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Refer to Use of Forward-Looking Non-GAAP Measures on slide 9 for additional explanation. © 2022. All rights reserved. | Premier Inc. | 7

Appendix © 2022. All rights reserved. | Premier Inc. | 8

Use of Forward-looking Non-GAAP Financial Measures The company does not believe it can meaningfully reconcile guidance for non-GAAP adjusted EBITDA and non-GAAP adjusted earnings per share to net income attributable to stockholders or earnings per share attributable to stockholders because the company cannot provide guidance for the more significant reconciling items between net income attributable to stockholders and adjusted EBITDA and between earnings per share attributable to stockholders and non-GAAP adjusted earnings per share without unreasonable effort. This is due to the fact that future period non-GAAP guidance includes adjustments for items not indicative of our core operations, which may include, without limitation, items included in the supplemental financial information for reconciliation of reported GAAP results to non-GAAP results. Such items may, from time to time, include merger- and acquisition-related expenses for professional fees; mark to market adjustments for put options and contingent liabilities; gains and losses on stock-based performance shares; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items such as strategic initiative and financial restructuring-related expenses; and certain other items the company believes to be non-indicative of its ongoing operations. Such adjustments may be affected by changes in ongoing assumptions, judgements, as well as nonrecurring, unusual or unanticipated charges, expenses or gains/losses or other items that may not directly correlate to the underlying performance of our business operations. The exact amount of these adjustments are not currently determinable but may be significant. © 2022. All rights reserved. | Premier Inc. | 9

Fiscal 2022 and 2021 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended June 30, Year Ended June 30, 2022 2021 2022 2021 Net income $ 30,711 $ 50,708 $ 268,318 $ 304,584 Interest expense, net 2,677 3,222 11,142 11,964 Income tax expense (benefit) 18,488 10,937 58,582 (53,943) Depreciation and amortization 22,297 20,405 85,171 76,309 Amortization of purchased intangible assets 11,046 10,889 43,936 44,753 EBITDA 85,219 96,161 467,149 383,667 Stock-based compensation 8,580 7,945 46,809 35,915 Acquisition- and disposition-related expenses 1,171 3,206 11,453 18,095 Strategic initiative and financial restructuring-related expenses 8,691 1,687 18,005 6,990 Loss (gain) on FFF Put and Call Rights - 5,731 (64,110) 27,352 Impairment of assets 18,829 - 18,829 - Other reconciling items, net 285 1,732 547 1,211 Adjusted EBITDA $ 122,775 $ 116,462 $ 498,682 $ 473,230 © 2022. All rights reserved. | Premier Inc. | 10

Fiscal 2022 and 2021 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended June 30, Year Ended June 30, 2022 2021 2022 2021 Income before income taxes $ 49,199 $ 61,645 $ 326,900 $ 250,641 Equity in net income of unconsolidated affiliates (6,340) (5,050) (23,505) (21,073) Interest expense, net 2,677 3,222 11,142 11,964 Loss (gain) on FFF Put and Call Rights - 5,731 (64,110) 27,352 Other expense (income), net 7,470 (1,800) 9,646 (11,967) Operating income 53,006 63,748 260,073 256,917 Depreciation and amortization 22,297 20,405 85,171 76,309 Amortization of purchased intangible assets 11,046 10,889 43,936 44,753 Stock-based compensation 8,580 7,945 46,809 35,915 Acquisition- and disposition-related expenses 1,171 3,206 11,453 18,095 Strategic initiative and financial restructuring-related expenses 8,691 1,687 18,005 6,990 Equity in net income of unconsolidated affiliates 6,340 5,050 23,505 21,073 Deferred compensation plan (expense) income (7,478) 3,514 (9,401) 12,745 Impairment of assets 18,829 - 18,829 - Other reconciling items, net 293 18 302 433 Adjusted EBITDA $ 122,775 $ 116,462 $ 498,682 $ 473,230 SEGMENT ADJUSTED EBITDA Supply Chain Services $ 119,269 $ 128,330 $ 500,854 $ 467,868 Performance Services 37,661 22,550 126,938 132,225 Corporate (34,155) (34,418) (129,110) (126,863) Adjusted EBITDA $ 122,775 $ 116,462 $ 498,682 $ 473,230 © 2022. All rights reserved. | Premier Inc. | 11

Fiscal 2022 and 2021 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA Reconciliation of Operating Income to Segment Adjusted EBITDA Reconciliation of Net Income Attributable to Stockholders to Adjusted Net Income (Unaudited) (In thousands) Three Months Ended June 30, Year Ended June 30, 2022 2021 2022 2021 Net income attributable to stockholders $ 29,903 $ 49,549 $ 265,867 $ 260,837 Adjustment of redeemable limited partners' capital to redemption amount - - - 26,685 Net income attributable to non-controlling interest 808 1,159 2,451 17,062 Income tax expense (benefit) 18,488 10,937 58,582 (53,943) Amortization of purchased intangible assets 11,046 10,889 43,936 44,753 Stock-based compensation 8,580 7,945 46,809 35,915 Acquisition- and disposition-related expenses 1,171 3,206 11,453 18,095 Strategic initiative and financial restructuring-related expenses 8,691 1,687 18,005 6,990 Loss (gain) on FFF Put and Call Rights - 5,731 (64,110) 27,352 Impairment of assets 18,829 - 18,829 - Other reconciling items, net 1,795 3,706 7,284 8,529 Adjusted income before income taxes 99,311 94,809 409,106 392,275 Income tax expense on adjusted income before income taxes 25,821 20,858 106,368 86,301 Adjusted Net Income $ 73,490 $ 73,951 $ 302,738 $ 305,974 © 2022. All rights reserved. | Premier Inc. | 12

Fiscal 2022 and 2021 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Unaudited) (In thousands) Year Ended June 30, 2022 2021 Net cash provided by operating activities $ 444,234 $ 407,402 Purchases of property and equipment (87,440) (88,876) Early termination payments to certain former limited partners that elected to execute a Unit Exchange Agreement (95,948) (44,024) Distributions to limited partners of Premier LP - (9,949) Payments to limited partners of Premier LP related to tax receivable agreements - (24,218) Free Cash Flow $ 260,846 $ 240,335 © 2022. All rights reserved. | Premier Inc. | 13

Fiscal 2022 and 2021 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) (In thousands, except per share data) Three Months Ended June 30, Year Ended June 30, 2022 2021 2022 2021 Net income attributable to stockholders $ 29,903 $ 49,549 $ 265,867 $ 260,837 Adjustment of redeemable limited partners' capital to redemption amount - - - 26,685 Net income attributable to non-controlling interest 808 1,159 2,451 17,062 Income tax expense (benefit) 18,488 10,937 58,582 (53,943) Amortization of purchased intangible assets 11,046 10,889 43,936 44,753 Stock-based compensation 8,580 7,945 46,809 35,915 Acquisition- and disposition-related expenses 1,171 3,206 11,453 18,095 Strategic initiative and financial restructuring-related expenses 8,691 1,687 18,005 6,990 Loss (gain) on FFF Put and Call Rights - 5,731 (64,110) 27,352 Impairment of assets 18,829 - 18,829 - Other reconciling items, net 1,795 3,706 7,284 8,529 Adjusted income before income taxes 99,311 94,809 409,106 392,275 Income tax expense on adjusted income before income taxes 25,821 20,858 106,368 86,301 Adjusted Net Income $ 73,490 $ 73,951 $ 302,738 $ 305,974 © 2022. All rights reserved. | Premier Inc. | 14

Fiscal 2022 and 2021 Non-GAAP Reconciliations Supplemental Financial Information Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) (In thousands, except per share data) Three Months Ended June 30, Year Ended June 30, 2022 2021 2022 2021 Basic earnings per share attributable to stockholders $ 0.25 $ 0.41 $ 2.21 $ 2.24 Adjustment of redeemable limited partners' capital to redemption amount - - - 0.23 Net income attributable to non-controlling interest 0.01 0.01 0.02 0.15 Income tax expense (benefit) 0.16 0.09 0.49 (0.46) Amortization of purchased intangible assets 0.09 0.09 0.37 0.38 Stock-based compensation 0.07 0.06 0.39 0.31 Acquisition- and disposition-related expenses 0.01 0.03 0.10 0.16 Strategic initiative and financial restructuring-related expenses 0.07 0.01 0.15 0.06 Loss (gain) on FFF Put and Call Rights - 0.05 (0.53) 0.23 Impairment of assets 0.16 - 0.16 - Other reconciling items, net 0.02 0.03 0.06 0.07 Impact of corporation taxes (0.22) (0.17) (0.88) (0.74) Impact of dilutive shares (0.01) (0.01) (0.05) (0.15) Adjusted EPS $ 0.61 $ 0.60 $ 2.49 $ 2.48 © 2022. All rights reserved. | Premier Inc. | 15